                                                                  EXHIBIT 4(f)60

                                                                  EXECUTION COPY

                      AMENDED AND RESTATED TRUST AGREEMENT

                                     between

                      CREDIT ACCEPTANCE FUNDING LLC 2004-1
                                     Seller

                                       and

                 WACHOVIA BANK OF DELAWARE, NATIONAL ASSOCIATION
                                  Owner Trustee

                           Dated as of August 25, 2004

                                TABLE OF CONTENTS

                                                                                                                   Page
                                                                                                                   ----
ARTICLE I Definitions..........................................................................................      1

   SECTION 1.1. Capitalized Terms..............................................................................      1
   SECTION 1.2. Other Definitional Provisions..................................................................      2

ARTICLE II Organization........................................................................................      3

   SECTION 2.1. Declaration of Trust; Name.....................................................................      3
   SECTION 2.2. Office.........................................................................................      3
   SECTION 2.3. Purposes and Powers............................................................................      3
   SECTION 2.4. Appointment of Owner Trustee...................................................................      4
   SECTION 2.5. Capital Contribution of Trust Estate...........................................................      4
   SECTION 2.6. Status of Trust Under Statutory Trust Act; Certain Income Tax Matters..........................      5
   SECTION 2.7. Liability of Seller............................................................................      5
   SECTION 2.8. Appointment of Trust Collateral Agent; Title to Trust Property.................................      5
   SECTION 2.9. Situs of Trust.................................................................................      6
   SECTION 2.10. Representations and Warranties of the Seller..................................................      6
   SECTION 2.11. Federal Income Tax Treatment of the Trust.....................................................      7
   SECTION 2.12. Covenants of the Seller.......................................................................      8
   SECTION 2.13. Covenants of the Certificateholders...........................................................     11

ARTICLE III Certificates and Transfer of Interests.............................................................     12

   SECTION 3.1. Initial Ownership..............................................................................     12
   SECTION 3.2. The Certificates...............................................................................     12
   SECTION 3.3. Authentication of Certificates.................................................................     12
   SECTION 3.4. Registration of Transfer and Exchange of Certificates..........................................     12
   SECTION 3.5. Mutilated, Destroyed, Lost or Stolen Certificates..............................................     14
   SECTION 3.6. Persons Deemed Certificateholders..............................................................     14
   SECTION 3.7. Access to List of Certificateholders' Names and Addresses......................................     14
   SECTION 3.8. Distributions..................................................................................     15
   SECTION 3.9. ERISA Restrictions.............................................................................     15

ARTICLE IV Voting Rights and Other Actions.....................................................................     15

   SECTION 4.1. Prior Notice to Holders with Respect to Certain Matters........................................     15
   SECTION 4.2. Action by Certificateholders with Respect to Certain Matters...................................     18
   SECTION 4.3. Action by Certificateholders with Respect to Bankruptcy........................................     18
   SECTION 4.4. Restrictions on Certificateholders' Power......................................................     19
   SECTION 4.5. Majority Control...............................................................................     19
   SECTION 4.6. Rights of the Controlling Party................................................................     20

ARTICLE V Certain Duties.......................................................................................     20

   SECTION 5.1. Accounting and Records to the Certificateholders, the Internal Revenue Service and Others......     20
   SECTION 5.2. Signature on Returns; Tax Matters Partner......................................................     20

ARTICLE VI Authority and Duties of Owner Trustee...............................................................     21

   SECTION 6.1. General Authority..............................................................................     21
   SECTION 6.2. General Duties.................................................................................     21
   SECTION 6.3. Action upon Instruction........................................................................     21
   SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions.............................     22
   SECTION 6.5. No Action Except under Specified Documents or Instructions.....................................     23
   SECTION 6.6. Restrictions...................................................................................     23

ARTICLE VII Concerning the Owner Trustee.......................................................................     23

   SECTION 7.1. Acceptance of Trusts and Duties................................................................     23
   SECTION 7.2. Furnishing of Documents........................................................................     25
   SECTION 7.3. Representations and Warranties.................................................................     25
   SECTION 7.4. Reliance; Advice of Counsel....................................................................     25
   SECTION 7.5. Not Acting in Individual Capacity..............................................................     26
   SECTION 7.6. Owner Trustee Not Liable for Certificates or Contracts.........................................     26
   SECTION 7.7. Owner Trustee May Own Certificates and Notes...................................................     27
   SECTION 7.8. Payments from Trust Property...................................................................     27
   SECTION 7.9. Doing Business in Other Jurisdictions..........................................................     27

ARTICLE VIII Compensation of Owner Trustee.....................................................................     27

   SECTION 8.1. Owner Trustee's Fees and Expenses..............................................................     27
   SECTION 8.2. Indemnification................................................................................     28
   SECTION 8.3. Payments to the Owner Trustee..................................................................     28
   SECTION 8.4. Non-Recourse Obligations.......................................................................     29

ARTICLE IX Termination of Trust Agreement......................................................................     29

   SECTION 9.1. Termination of Trust Agreement.................................................................     29

ARTICLE X Successor Owner Trustees and Additional Owner Trustees...............................................     30

   SECTION 10.1. Eligibility Requirements for Owner Trustee....................................................     30
   SECTION 10.2. Resignation or Removal of Owner Trustee.......................................................     31
   SECTION 10.3. Successor Owner Trustee.......................................................................     32
   SECTION 10.4. Merger or Consolidation of Owner Trustee......................................................     32
   SECTION 10.5. Appointment of Co-Trustee or Separate Trustee.................................................     33

ARTICLE XI Miscellaneous.......................................................................................     34

   SECTION 11.1. Supplements and Amendments....................................................................     34
   SECTION 11.2. Limitations on Rights of Others...............................................................     35
   SECTION 11.3. Notices.......................................................................................     35
   SECTION 11.4. Severability..................................................................................     36
   SECTION 11.5. Separate Counterparts.........................................................................     36
   SECTION 11.6. Assignments; Class A Insurer, Backup Insurer..................................................     36
   SECTION 11.7. No Petition...................................................................................     36
   SECTION 11.8. No Recourse...................................................................................     36
   SECTION 11.9. Headings......................................................................................     37
   SECTION 11.10. GOVERNING LAW................................................................................     37
   SECTION 11.11. Servicer.....................................................................................     37

SECTION 11.12. Controlling Party............................................................................        37

EXHIBITS

EXHIBIT A         FORM OF CERTIFICATE
EXHIBIT B         FORM OF CERTIFICATE OF TRUST

            This AMENDED AND RESTATED TRUST AGREEMENT dated as of August 25, 2004 between CREDIT ACCEPTANCE FUNDING LLC 2004-1, a Delaware limited liability company (the "Seller"), and WACHOVIA BANK OF DELAWARE, NATIONAL ASSOCIATION, a national banking association, as Owner Trustee (solely in such capacity and not in its individual capacity, the "Owner Trustee").

                              PRELIMINARY STATEMENT

            The Owner Trustee has executed and caused to be filed with the Delaware Secretary of State the Certificate of Trust relating to the Trust, on August 11, 2004. The Owner Trustee and the Seller heretofore entered into an Interim Trust Agreement dated August 11, 2004 relating to the Trust and desire to enter into this Amended and Restated Trust Agreement in order to amend and restate such Interim Trust Agreement.

                                   ARTICLE I

                                  Definitions

      SECTION 1.1. Capitalized Terms.

            For all purposes of this Agreement, the following terms shall have the meanings set forth below:

            "Agreement" shall mean this Amended and Restated Trust Agreement, as the same may be amended and supplemented from time to time.

            "Benefit Plan" shall have the meaning assigned to such term in
Section 3.9.

            "Certificate" means a Trust Certificate.

            "Certificate of Trust" shall mean the certificate of trust for the Trust filed on August 11, 2004, as amended and /or restated from time to time, a copy of which is attached hereto as Exhibit B.

            "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4.

            "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at One Rodney Square, 920 No. King Street, 1st Floor, Wilmington, Delaware 19801 or at such other address as the Owner Trustee may designate by notice to the Certificateholders, the Class A Insurer, the Backup Insurer and the Seller, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor owner trustee will notify the Certificateholders, the Class A Insurer, the Backup Insurer and the Seller).

            "Expenses" shall have the meaning assigned to such term in Section 8.2.

            "Holder" or "Certificateholder" shall mean the Person in whose name a Certificate is registered on the Certificate Register.

            "Indemnified Parties" shall have the meaning assigned to such term in Section 8.2.

            "Majority Certificateholders" shall have the meaning specified in
Section 4.5 hereof.

            "Owner Trustee" shall mean Wachovia Bank of Delaware, National Association, a national banking association, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

            "Percentage Interest" means, with respect to any Certificates, the undivided percentage ownership of the Certificates evidenced by such Certificate, as set forth in such Certificate.

            "Record Date" means, with respect to a Distribution Date, the last day of the calendar month preceding such Distribution Date; provided that the Record Date with respect to the First Distribution Date shall be the Closing Date.

            "Seller" shall mean Credit Acceptance Funding LLC 2004-1 in its capacity as Seller hereunder.

            "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement among the Trust, the Seller, the Servicer, the Trust Collateral Agent and Backup Servicer, dated as of August 25, 2004, as the same may be amended and supplemented from time to time.

            "Secretary of State" shall mean the Secretary of State of the State of Delaware.

            "Securityholders" shall mean the Certificateholders and the Class A Noteholders.

            "Statutory Trust Act" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq. as the same may be amended from time to time.

            "Trust" shall mean the trust established by this Agreement.

            "Trust Certificate" means a Certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A attached hereto.

      SECTION 1.2. Other Definitional Provisions.

                  (a) Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

                  (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                  (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

                  (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                   ARTICLE II

                                  Organization

      SECTION 2.1. Declaration of Trust; Name.

            There is hereby formed a trust to be known as "Credit Acceptance Auto Dealer Loan Trust 2004-1", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust, and sue and be sued.

      SECTION 2.2. Office.

            The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Certificateholders, the Class A Insurer, the Backup Insurer and the Seller.

      SECTION 2.3. Purposes and Powers.

                  (a) The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:

                        (i) to issue the Class A Notes pursuant to the Indenture and the Certificates pursuant to this Agreement, and to sell the Class A Notes and the Certificates;

                        (ii) with the proceeds of the sale of the Class A Notes and the Certificates, to fund the Reserve Account and to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Seller pursuant to the Sale and Servicing Agreement;

                        (iii) to assign, grant, transfer, pledge, mortgage and convey the Trust Property to the Trust Collateral Agent pursuant to the Sale and Servicing Agreement for the benefit of the Securityholders, the Class A Insurer, the Backup Insurer and the Seller pursuant to the terms of the Sale and Servicing Agreement;

                        (iv) to enter into, execute and perform its obligations under the Basic Documents to which it is a party;

                        (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

                        (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Property and the making of distributions to the Certificateholders, the Class A Insurer, the Backup Insurer and the Class A Noteholders; and

                        (vii) at any time to enter into derivatives transactions.

            The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

      SECTION 2.4. Appointment of Owner Trustee.

            Pursuant to the Interim Trust Agreement, the Seller appointed the Owner Trustee as trustee of the Trust effective as of the date of the Interim Trust Agreement, to have all the rights, powers and duties set forth therein. The Owner Trustee by its execution hereof accepts and confirms such appointment and shall have all of the rights, powers and duties set forth herein and therein.

      SECTION 2.5. Capital Contribution of Trust Estate.

            Pursuant to the Interim Trust Agreement, the Seller sold, assigned, transferred, conveyed and set over to the Owner Trustee the sum of $1.00. The Owner Trustee hereby acknowledges receipt in trust from the Seller, as of the date of the Interim Trust Agreement, of the foregoing contribution, which shall constitute the initial Trust Property and shall be deposited with the Trust Collateral Agent for deposit in the Certificate Distribution Account.

      SECTION 2.6. Status of Trust Under Statutory Trust Act; Certain Income Tax Matters.

            The Owner Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the use and benefit of the Securityholders, the Class A Insurer, the Backup Insurer and the Seller, subject to the obligations of the Trust under Basic Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Act and that this Agreement constitute the governing instrument of such statutory trust. Should the Certificates be held by more than one Holder, it is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a partnership with the owners of the Certificates being partners in such partnership for federal income tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and to the extent not inconsistent herewith, in the Statutory Trust Act with respect to accomplishing the purposes of the Trust. The Owner Trustee has filed the Certificate of Trust with the Secretary of State.

      SECTION 2.7. Liability of Seller.

            The Seller shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee and upon receipt of documentation or invoices therefor, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

      SECTION 2.8. Appointment of Trust Collateral Agent; Title to Trust
Property.

                  (a) [Reserved]

                  (b) The specific rights, duties and obligations of the Trust Collateral Agent shall be as set forth in the Sale and Servicing Agreement. Upon the issuance of the Class A Notes and the Certificates, the Seller shall have only such rights with respect to the Trust Collateral Agent as shall be specified in the Sale and Servicing Agreement.

                  (c) Subject to the lien of the Indenture, legal title to all the Trust Property shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Property to be vested in a trustee or trustees, a co-trustee and/or a separate trustee, in which case title shall be deemed to be vested in the Owner Trustee or a separate trustee, as the case may be. The Holders shall not have legal title to any part of the Trust Property. The Holders shall be entitled to receive distributions with respect to their beneficial ownership interest therein only in accordance with Article V of the Sale and Servicing Agreement and Article IX hereof. No transfer, by operation of law or otherwise, of any right, title or interest by any Certificateholder of its ownership interest in the Trust Property shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

                  (d) Pursuant to Section 3803 of the Statutory Trust Act, the Holders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the General Corporation Law of the State of Delaware.

      SECTION 2.9. Situs of Trust.

            The Trust will be located and administered in the State of Delaware. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee, the Servicer, the Backup Servicer, or any agent of the Trust from having employees within or without the State of Delaware. The only office of the Trust will be at the Corporate Trust Office in Delaware.

      SECTION 2.10. Representations and Warranties of the Seller.

            The Seller makes the following representations and warranties on which the Owner Trustee relies in accepting the Trust Property in trust and issuing the Certificates and on which the Class A Insurer relies in issuing the Class A Note Insurance Policy and on which the Backup Insurer relies in issuing the Backup Insurance Policy.

                  (a) Organization and Good Standing. The Seller is duly organized and validly existing as a Delaware limited liability company with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and is proposed to be conducted pursuant to this Agreement and the Basic Documents.

                  (b) Due Qualification. The Seller is duly qualified to do business as a limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the Basic Documents requires such qualification.

                  (c) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Seller has duly authorized such sale and assignment and deposit to the Trust by all necessary action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Seller by all necessary action.

                  (d) Enforceability. The Seller has duly executed and delivered this Agreement and the other Basic Documents to which it is a party and this Agreement and the other Basic Documents to which it is a party constitute legal, valid and binding obligations of the Seller, enforceable against Seller in accordance with their terms, and subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally or the rights of creditors of banks the deposit accounts of which are insured by the Federal Deposit Insurance Corporation and subject to general principles of equity (whether applied in a proceeding at law or in equity).

                  (e) No Consent Required. No consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and the Basic Documents, except for such as have been obtained, effected or made.

                  (f) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which it is a party and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of formation or the limited liability company agreement of the Seller, or any material indenture, agreement or other instrument to which the Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (g) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Certificates or the Class A Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or
(D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates or the Class A Notes.

      SECTION 2.11. Federal Income Tax Treatment of the Trust.

                  (a) For so long as the Trust has a single owner for federal income tax purposes, it will, pursuant to Treasury Regulations promulgated under
Section 7701 of the Code, be disregarded as an entity distinct from the Certificateholder for all federal income tax purposes. Accordingly, for federal income tax purposes, the Certificateholder will be treated as (i) owning all assets owned by the Trust, (ii) having incurred all liabilities incurred by the Trust, and (iii) all transactions between the Trust and the Certificateholder will be disregarded.

                  (b) Neither the Owner Trustee nor any Certificateholder will, under any circumstances, and at any time, make an election on IRS Form 8832 or otherwise, to classify the Trust as an association taxable as a corporation for federal, state or any other applicable tax purpose.

                  (c) In the event that the Trust has two or more equity owners for federal income tax purposes, the Trust will be treated as a partnership. In such event, unless otherwise required by appropriate tax authorities, the Trust and the owners of the Certificates, will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership. At any such time that the Trust has two or more equity owners, this Agreement may need to be amended, in accordance with Section 11.1 herein, and appropriate provisions may need to be added so as to provide for treatment of the Trust as a partnership.

      SECTION 2.12. Covenants of the Seller.

            The Seller agrees and covenants for the benefit of each Holder, the Class A Insurer, the Backup Insurer and the Owner Trustee, during the term of this Agreement, and to the fullest extent permitted by applicable law, that:

                  (a) it shall not create, incur or suffer to exist any indebtedness or engage in any business, except, in each case, as permitted by its certificate of formation and limited liability company agreement and the Basic Documents;

                  (b) it shall not, for any reason, institute proceedings for the Trust to be adjudicated bankrupt or insolvent, or consent to or join in the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Trust, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of the property of the Trust or cause or permit the Trust to make any assignment for the benefit of creditors, or admit in writing the inability of the Trust to pay its debts generally as they become due, or declare or effect a moratorium on the debt of the Trust or take any action in furtherance of any such action;

                  (c) it shall obtain from each counterparty to each Basic Document to which it or the Trust is a party and each other agreement entered into on or after the date hereof to which it or the Trust is a party, an agreement by each such counterparty that prior to the occurrence of the event specified in Section 9.1(e) such counterparty shall not institute against, or join any other Person in instituting against, it or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States;

                  (d) it shall not, for any reason, withdraw or attempt to withdraw from this Agreement or any other Basic Document to which it is a party, dissolve, institute proceedings for it to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action;

                  (e) the Seller is a limited purpose limited liability company whose activities are restricted in its certificate of formation and limited liability company agreement to activities related to purchasing or otherwise acquiring Dealer Loans and related collateral, and related assets and rights and conducting any related or incidental business or activities it deems necessary or appropriate to carry out its primary purpose, including entering into agreements such as the Basic Documents;

                  (f) the Seller has not engaged, and does not presently engage, in any activity other than those activities expressly permitted hereunder and under the other Basic

Documents, nor has the Seller entered into any agreement other than this Trust Agreement, the other Basic Documents to which it is a party, and with the prior written consent of the Class A Noteholders, any other agreement necessary to carry out more effectively the provisions and purposes hereof or thereof;

                  (g) (A) the Seller maintains its own deposit account or accounts, separate from those of any of its Affiliates, with commercial banking institutions, (B) the funds of the Seller are not and have not been diverted to any other Person or for other than the corporate use of the Seller, and (C) except as may be expressly permitted by the Basic Documents, the funds of the Seller are not and have not been commingled with those of any of its Affiliates;

                  (h) to the extent that the Seller contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing are fairly allocated to or among the Seller and such entities for whose benefit the goods and services are provided, and each of the Seller and each such entity bears its fair share of such costs; and, all material transactions between the Seller and any of its Affiliates shall be only on an arms-length basis;

                  (i) the Seller maintains a principal executive and administrative office through which its business is conducted and a telephone number and stationery through which all business correspondence and communication are conducted, in each case separate from those of the Originator and its Affiliates, or, if it shares office space with the Originator or any of its Affiliates, it shall allocate fairly and reasonably any overhead and expense for such shared office space;

                  (j) the Seller conducts its affairs strictly in accordance with its certificate of formation and limited liability company agreement and observes all necessary, appropriate and customary limited liability company formalities, including (A) holding all regular and special meetings appropriate to authorize all limited liability company action (which, in the case of regular meetings, are held at least annually), (B) keeping separate and accurate minutes of such meetings, (C) passing all resolutions or consents necessary to authorize actions taken or to be taken, and (D) maintaining accurate and separate books, records and accounts, including intercompany transaction accounts;

                  (k) all decisions with respect to its business and daily operations are independently made by the Seller (although the officer making any particular decision may also be an employee, officer or director of an Affiliate of the Seller) and are not dictated by any Affiliate of the Seller (it being understood that the Servicer, which is an Affiliate of the Seller, will undertake and perform all of the operations, functions and obligations of it set forth herein and it may appoint sub-servicers, which may be Affiliates of the Seller, to perform certain of such operations, functions and obligations);

                  (l) the Seller acts solely in its own limited liability company name and through its own authorized officers and agents, which can also be officers and agents of an Affiliate;

                  (m) no Affiliate of the Seller advances funds to the Seller, other than as is otherwise provided herein or in the other Basic Documents, and no Affiliate of the Seller otherwise supplies funds to, or guaranties debts of, the Seller; provided, however, that an Affiliate of the Seller may provide funds to the Seller in connection with the capitalization of the Seller;

                  (n) other than organizational expenses and as expressly provided herein or in its certificate of formation and limited liability company agreement, the Seller pays all expenses, indebtedness and other obligations incurred by it;

                  (o) the Seller does not guarantee, and is not otherwise liable, with respect to any obligation of any of its Affiliates;

                  (p) any financial reports required of the Seller comply with GAAP and are issued separately from, but may be consolidated with, any reports prepared for any of its Affiliates;

                  (q) at all times the Seller is adequately capitalized to engage in the transactions contemplated in its certificate of formation;

                  (r) the financial statements and books and records of the Seller reflect the separate corporate existence of the Seller;

                  (s) the Seller does not act as agent for any Affiliates of itself, but instead presents itself to the public as a limited liability company separate from each such entity and independently engaged in the business of purchasing and financing Contracts;

                  (t) the Seller shall at all times have at least two independent directors (each an "Independent Director). An Independent Directors shall be any person who (a) is not and has not been (i) a stockholder, officer, director (except in its capacity as Independent Directors of the Seller), partner, member or employee of the Seller's ultimate parent or any Subsidiaries or Affiliates thereof or of a significant customer, creditor, supplier or independent contractor of the Seller, its ultimate parent or any Subsidiaries or Affiliates thereof, and is not himself such a significant customer, creditor, supplier or independent contractor, or (ii) a member of the immediate family of any person described above, and (b) does not directly or indirectly own any class of voting securities of the Seller or any of its Subsidiaries or Affiliates. As used in this covenant of the Seller, the terms "Affiliate" and "Subsidiary" shall have the meanings ascribed thereto in the limited liability company agreement of the Seller as of the date of this Agreement;

                  (u) the certificate of formation or limited liability company agreement of the Seller require the affirmative vote of the independent directors before a voluntary petition under Section 301 of the Bankruptcy Code may be filed by the Seller, and the Seller to maintain correct and complete books and records of account and minutes of the meetings and other proceedings of its board of directors; and

                  (v) the Seller acknowledges that the parties hereto are entering into this Trust Agreement and the other Basic Documents in reliance upon the Seller being, on the Closing Date and at all times during the term of this Trust Agreement, a limited purpose entity.

      SECTION 2.13. Covenants of the Certificateholders.

            Each Certificateholder by becoming a beneficial owner of the Certificate agrees:

                  (a) to be bound by the terms and conditions of the Certificates of which such Certificateholder is the beneficial owner and of this Agreement, including any supplements or amendments hereto and to perform the obligations of a Certificateholder as set forth therein or herein, in all respects as if it were a signatory hereto. This undertaking is made for the benefit of the Trust, the Owner Trustee, the Class A Insurer, the Backup Insurer and all other Certificateholders present and future;

                  (b) to the appointment of the Seller as such Certificateholder's agent and attorney-in-fact to sign any federal income tax information return filed on behalf of the Trust and, if requested by the Trust, to sign such federal income tax information return in its capacity as holder of an interest in the Trust;

                  (c) that all transactions and agreements between the Trust on the one hand, and any of the Owner Trustee, the Indenture Trustee, the Trust Collateral Agent, the Seller and any Certificateholder on the other hand, shall reflect the separate legal existence of each entity and will be formally documented in writing;

                  (d) not to take any position in such Certificateholder's tax returns inconsistent with those taken in any tax returns filed by the Trust;

                  (e) if such Certificateholder is other than an individual or other entity holding its Certificate through a broker who reports securities sales on Form 1099-B, to notify the Owner Trustee in writing of any transfer by it of a Certificate in a taxable sale or exchange, within 30 days of the date of the transfer; and

                  (f) until one year and one day after the completion of the events specified in Section 9.1(e), not, for any reason, to institute proceedings for the Trust or the Seller to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust or the Seller, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or the Seller or a substantial part of its property, or cause or permit the Trust or the Seller to make any assignment for the benefit of its creditors or to admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

                                  ARTICLE III

                     Certificates and Transfer of Interests

      SECTION 3.1. Initial Ownership.

            Effective upon the formation of the Trust by the contribution by the Seller pursuant to Section 2.5, the Seller shall be deemed to have acquired and to have become the owner of a 100% interest in the Trust and at all times prior to the issuance of any Certificates pursuant to Section 3.3 shall be the sole beneficial owner and beneficiary of the Trust.

      SECTION 3.2. The Certificates.

            The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due registration of such Certificate in such transferee's name pursuant to Section 3.4 hereof provided, that the number of Certificateholders at no time may exceed 95. Notwithstanding the provisions of Section 3.4 hereof, if the Seller is the Holder of a Certificate, it shall not pledge, sell, transfer, assign or convey such Certificate without the consent of the Class A Insurer and the Backup Insurer, or the Indenture Trustee, at the direction of the Majority Noteholders, if both a Class A Insurer Default and a Backup Insurer Default have occurred and are continuing, until the earlier of: (i) the Class A Termination Date; and (ii) the date on which Credit Acceptance is no longer Servicer under the Sale and Servicing Agreement.

      SECTION 3.3. Authentication of Certificates.

            Concurrently with the initial sale of the Contracts and other Trust Property to the Trust pursuant to Section 2.01 of the Sale and Servicing Agreement, the Owner Trustee shall cause one or more Certificates having the respective Percentage Interests (in the aggregate not to exceed 100%) specified in writing by the Seller to be authenticated, issued and delivered to or upon the written order of the Seller, signed by its president or any vice president, any assistant treasurer or any assistant secretary without further action by the Seller. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      SECTION 3.4. Registration of Transfer and Exchange of Certificates.

            The Certificate Registrar shall keep or cause to be kept, at the Corporate Trust Office, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Wachovia Bank of Delaware, National Association, shall be the initial Certificate Registrar.

            The Certificate Registrar shall provide the Indenture Trustee, the Trust Collateral Agent, the Class A Insurer and the Backup Insurer with a list of the names and addresses of the Certificateholders on the Closing Date, to the extent such information has been provided to the Certificate Registrar and in the form provided to the Certificate Registrar on such date. Upon any transfers of Certificates, the Certificate Registrar shall notify the Indenture Trustee, the Trust Collateral Agent, the Class A Insurer and the Backup Insurer of the name and address of the transferee in writing, by facsimile, on the day of such transfer.

            Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Owner Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like class and aggregate face amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Holder, Certificates may be exchanged for other Certificates of the same class in authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the Corporate Trust Office.

            Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by: (i) a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP; and (ii) an Opinion of Counsel that the transfer or exchange of such Certificate would not cause the Trust to be treated as a publicly traded partnership or otherwise be taxable as a corporation. Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

            No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Certificates have not been registered under the Securities Act or any state securities law. Subject to the provisions of Section 3.1 hereof, the Certificate Registrar shall not register the transfer of any Certificate or unless such resale or transfer is: (i) pursuant to an effective registration statement under the Securities Act; (ii) to the Seller; or (iii) unless it shall have received a representation letter or such other representations and an Opinion of Counsel satisfactory to the Seller or the Owner Trustee and, prior to the Class A Termination Date, the Controlling Party, to the effect that such resale or transfer is made (A) in a transaction exempt from the registration requirements of the Securities Act and applicable state securities laws, or (B) to a person who the transferor of the Certificate reasonably believes is a "qualified institutional buyer" (within the meaning of Rule 144A under the Securities Act) that is aware that such resale or other transfer is being made in reliance upon Rule 144A. Until the earlier of (i) such time as the Certificates shall be registered pursuant to a registration statement filed under the Securities Act and (ii) the date three years from the later of the date of the original authentication and delivery of the Certificates and the date any Certificate was acquired from the Seller or any affiliate of the Seller, the Certificates shall bear a legend substantially to the effect set forth in the preceding two sentences. Neither the Seller, the Servicer, the Trust nor the Owner Trustee is obligated to register the Certificates under the Securities Act or to take any other action not otherwise required under this Agreement to permit the transfer of Certificates without registration.

      SECTION 3.5. Mutilated, Destroyed, Lost or Stolen Certificates.

            If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there shall be delivered to the Certificate Registrar, the Class A Insurer, the Backup Insurer and the Owner Trustee, such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like class, tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      SECTION 3.6. Persons Deemed Certificateholders.

            Every Person by virtue of becoming a Certificateholder in accordance with this Agreement shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar, the Trust Collateral Agent, the Class A Insurer, the Backup Insurer and any agent of the Owner Trustee, the Trust Collateral Agent, the Class A Insurer, the Backup Insurer and the Certificate Registrar, may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to the Sale and Servicing Agreement and for all other purposes whatsoever, and none of the Owner Trustee, the Trust Collateral Agent, the Class A Insurer, the Backup Insurer nor the Certificate Registrar nor any agent of the Owner Trustee, the Trust Collateral Agent, the Class A Insurer, the Backup Insurer nor the Certificate Registrar shall be bound by any notice to the contrary.

      SECTION 3.7. Access to List of Certificateholders' Names and Addresses.

            The Owner Trustee shall cause to be furnished to the Trust Collateral Agent, the Servicer or the Seller and, prior to the Class A Termination Date, the Class A Insurer and the Backup Insurer, within 15 days after receipt by the Owner Trustee of a request therefor from such Person in writing, a list, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Holders of Certificates or one or more Holders of Certificates evidencing not less than 25% of the Certificate Interest apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Seller, the Servicer, the Class A Insurer, the Backup Insurer, the Trust Collateral Agent or the Owner Trustee or any agent thereof accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

      SECTION 3.8. Distributions.

            Distributions on the Certificates shall be made in accordance with
Section 5.08(a) and Section 5.10 of the Sale and Servicing Agreement.

      SECTION 3.9. ERISA Restrictions.

            The Certificates may not be acquired by or transferred to (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). In connection with any acquisition or transfer of a Certificate, the Holder thereof shall be required to represent and warrant that it is not a Benefit Plan.

                                   ARTICLE IV

                         Voting Rights and Other Actions

      SECTION 4.1. Prior Notice to Holders with Respect to Certain Matters.

                  (a) The Owner Trustee shall not take any of the actions set forth below unless (i) the Owner Trustee shall have notified the Certificateholders and, prior to the Class A Termination Date, the Class A Insurer and the Backup Insurer, in writing of the proposed action at least 30 days before the taking of such action, and (ii) the Controlling Party prior to the Class A Termination Date, and thereafter, the Majority Certificateholders, have approved such action in writing, which approval has been received by the Owner Trustee by the 30th day after such notice has been given:

                        (i) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Act);

                        (ii) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Class A Noteholder is required;

                        (iii) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Class A Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders;

                        (iv) except pursuant to Section 11.01 of the Sale and Servicing Agreement, the amendment, change or modification of the Sale and Servicing Agreement.

                        (v) except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

                        (vi) do any act which would make it impossible to carry on the ordinary business of the Trust;

                        (vii) confess a judgment against the Trust;

                        (viii) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

                        (ix) cause the Trust to lend any funds to any entity;

                        (x) change the Trust's purpose and powers from those set forth in this Agreement;

                        (xi) cause the Trust to incur, assume or guaranty any indebtedness except as set forth in this Agreement;

                        (xii) the initiation of any material claim or litigation by the Trust (except for claims or lawsuits brought in connection with the collection of Contracts or Dealer Loans;) or

                        (xiii) the appointment, pursuant to the Indenture of a successor Indenture Trustee or the consent to the assignment by the Indenture Trustee, Certificate Registrar or Owner Trustee of any of its obligations under the Indenture or any other Basic Document.

                  (b) In addition, the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein or in any other Basic Document, the Trust shall pay its indebtedness and expenses from its own funds and shall not pay the indebtedness or operating expenses of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Seller and its affiliates

                  (c) The Trust and each Certificateholder shall comply with the following covenants:

                        (i) Neither the Owner Trustee nor any Certificateholder shall cause the funds and other assets of the Trust to be commingled with those of any other individual, corporation, estate partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.

                        (ii) Neither the Owner Trustee nor any Certificateholder shall cause the Trust to be, become or hold itself out as being liable for the debts of any other party, and neither the Trust nor any Certificateholder shall act as agents for each other. The Trust shall not guarantee the indebtedness of or make loans to any other party or any Certificateholder. No Certificateholder may guarantee the indebtedness of or make loans to the Trust or hold itself out as being liable for the debts of the Trust.

                        (iii) Neither the Owner Trustee nor any
      Certificateholder shall cause the Trust (A) to act other than solely in its Trust name and through its duly authorized officers or agents in the conduct of its business, (B) to prepare all Trust correspondence otherwise than in the Trust name, (C) to conduct its business other than so as not to mislead others as to the identity of the entity with which they are conducting business; and no Certificateholder will be involved in the day-to-day management of the Trust.

                        (iv) The Owner Trustee shall maintain on behalf of the Trust all statutory trust records required by the Statutory Trust Act and neither the Owner Trustee nor any Certificateholder shall cause the Trust to commingle its statutory trust records and books of account with the corporate records and books of account maintained by any Certificateholder or the Owner Trustee on behalf of the Trust shall reflect the separate existence of the Trust. The books of the Trust may be kept (subject to any provision contained in any applicable statutes) inside or outside the State of Delaware at such place or places as may be designated from time to time by the Owner Trustee with notice to the Class A Insurer and the Backup Insurer. The Trust's books and records relating to the Trust Property shall be maintained by the Servicer or Credit Acceptance, if it is no longer the Servicer, pursuant to Section 4.06 of the Sale and Servicing Agreement.

                        (v) The Trust shall take such formalities as may be necessary to authorize all of its actions as may be required by law.

                        (vi) The Owner Trustee shall cause the Trust to (1) conduct its business in an office separate from that of each Certificateholder, (2) maintain stationery, if any, separate from that of each Certificateholder, (3) except as expressly set forth herein, to pay its indebtedness, operating expenses, and liabilities from its own funds, and not to pay the indebtedness, operating expenses and liabilities of any other entity, (4) observe all statutory formalities under the Statutory Trust Act, and (5) keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware until dissolved in accordance with the Basic Documents.

                  (d) For accounting purposes, the Trust shall be treated as an entity separate and distinct from any Certificateholder. The pricing and other material terms of all transactions and agreements to which the Trust is a party shall be intrinsically fair to all parties thereto. This Agreement is and shall be the only agreement among the parties thereto with respect to the creation, operation and termination of the Trust.

                  (e) The Owner Trustee shall not have the power, except upon the direction of the Controlling Party and the Certificateholders, and to the extent otherwise consistent with the Basic Documents, to (i) remove or replace the Servicer, the Backup Servicer or the Indenture Trustee, (ii) institute proceedings to have the Trust declared or adjudicated a bankruptcy or insolvent,
(iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust's creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due,
(viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Indenture and Sale and Servicing Agreement remain in effect, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust.

                  (f) The Owner Trustee shall notify the Seller, the Servicer, the Class A Insurer, the Backup Insurer and the Certificateholders in writing of any appointment of a successor Note Registrar, Trust Collateral Agent or Certificate Registrar within five Business Days of its receipt thereof.

      SECTION 4.2. Action by Certificateholders with Respect to Certain Matters.

            The Owner Trustee shall not have the power, except upon the written direction of the Certificateholders with the prior written consent of the Controlling Party or, prior to the Class A Termination Date, the Controlling Party in accordance with the Basic Documents, to (a) remove the Servicer under the Sale and Servicing Agreement or (b) except as expressly provided in the Basic Documents, sell the Dealer Loans after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders or the Controlling Party, as applicable, and written consent of the Controlling Party and the furnishing of indemnification satisfactory to the Owner Trustee by the Certificateholders.

      SECTION 4.3. Action by Certificateholders with Respect to Bankruptcy.

            The Owner Trustee shall not have the power to, and shall not, commence or join in any proceeding or other actions contemplated by Section 2.12(c) relating to the Trust without the unanimous prior approval of all Certificateholders and, prior to the Class A Termination Date, the Controlling Party or the Indenture Trustee, at the direction of the Majority Noteholders, if both a Class A Insurer Default and a Backup Insurer Default have occurred and are continuing, and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such person reasonably believes that the Trust is insolvent and, prior to the Class A Termination Date, written consent of the Controlling Party or the Indenture Trustee, at the direction of the Majority Noteholders, if both a Class A Insurer Default and a Backup Insurer Default have occurred and are continuing.

      SECTION 4.4. Restrictions on Certificateholders' Power.

                  (a) The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3 nor shall the Owner Trustee follow any such direction, if given.

                  (b) No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any Basic Document, unless the Certificateholders are the Instructing Party pursuant to Section 6.3 and unless a Certificateholder previously shall have given to the Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement, and also unless Certificateholders evidencing not less than 25% of the Certificate Interest shall have made written request upon the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this Agreement and shall have offered to the Owner Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Owner Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding, and during such 30-day period no request or waiver inconsistent with such written request has been given to the Owner Trustee pursuant to and in compliance with this Section or Section 6.3; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Owner Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Owner Trustee shall be entitled to such relief as can be given either at law or in equity.

      SECTION 4.5. Majority Control.

            No Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust except as expressly provided in this Agreement. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement shall be taken by the Holders of Certificates evidencing not less than 51% of the Certificate Interest (the "Majority Certificateholders"). Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by the Majority Certificateholders at the time of the delivery of such notice.

      SECTION 4.6. Rights of the Controlling Party.

            Notwithstanding anything to the contrary in the Basic Documents, without the prior written consent of the Controlling Party, prior to the Class A Termination Date, neither the Owner Trustee nor any Certificateholder shall (i) remove the Servicer, (ii) initiate any claim, suit or proceeding by the Trust or compromise any claim, suit or proceeding brought by or against the Trust, other than with respect to the enforcement of any Dealer Loan or Contract or any rights of the Trust thereunder, (iii) authorize the merger or consolidation of the Trust with or into any other statutory trust or other entity or convey or transfer all or substantially all of the Trust Property to any other entity,
(iv) amend the Certificate of Trust or (v) amend this Agreement.

                                   ARTICLE V

                                 Certain Duties

      SECTION 5.1. Accounting and Records to the Certificateholders, the Internal Revenue Service and Others.

            Subject to the Code and Section 4.01 of the Sale and Servicing Agreement, the Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting,
(b) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Certificateholder to prepare its federal and state income tax returns, and (c) file or cause to be filed such tax returns relating to the Trust, and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder. The Owner Trustee shall make all elections pursuant to this Section as directed in writing by the Seller. The Owner Trustee shall sign all tax information returns filed pursuant to this Section and any other returns as may be required by law, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the Seller. The Owner Trustee shall elect under
Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Dealer Loans. The Owner Trustee shall not make the election provided under Section 754 of the Code.

      SECTION 5.2. Signature on Returns; Tax Matters Partner.

                  (a) Notwithstanding the provisions of Section 5.1, the Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, if any, unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by the Seller as "tax matters partner".

                  (b) The Certificateholders hereby elect the Seller as the "tax matters partner" of the Trust pursuant to Section 6231 of the Code and the Treasury Regulations promulgated thereunder.

                                   ARTICLE VI

                      Authority and Duties of Owner Trustee

      SECTION 6.1. General Authority.

            The Owner Trustee is authorized and directed to execute and deliver on behalf of the Trust the Basic Documents to which the Trust is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is named as a party and any amendment thereto, in each case, in such form as the Seller shall approve as evidenced conclusively by the Owner Trustee's execution thereof, and on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver the Class A Notes in the aggregate principal amount of $100,000,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Instructing Party (as defined below) shall direct in writing with respect to the Basic Documents so long as such activities are consistent with the terms of the Basic Documents. The Instructing Party hereby agrees not to instruct the Owner Trustee to take any action which is inconsistent with or in violation of the terms of the Basic Documents.

      SECTION 6.2. General Duties.

            It shall be the duty of the Owner Trustee to: (a) discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Trust in the interest of the Holders, the Class A Insurer and the Backup Insurer, subject to the Basic Documents and in accordance with the provisions of this Agreement; and (b) to obtain and preserve the Trust's qualification to do business in each jurisdiction in which, based upon the advice of the Seller or the Servicer, such qualification is or shall be necessary to protect the validity and enforceability of the Basic Documents and related instruments and agreements, the Class A Notes and the Trust Property. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic
Documents: (i) to the extent the Servicer, or Credit Acceptance if Credit Acceptance is no longer the Servicer, has agreed in the Sale and Servicing Agreement to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Basic Document, and the Owner Trustee shall not be liable for the default or failure of the Servicer to carry out its obligations under the Sale and Servicing Agreement; and (ii) to the extent that Owner Trustee has contracted with a third party acceptable to the Controlling Party to discharge such duties and responsibilities. The Servicer, Credit Acceptance, the Backup Servicer, the Trust Collateral Agent and the Seller shall all be deemed acceptable to the Controlling Party.

      SECTION 6.3. Action upon Instruction.

                  (a) Subject to Article IV, the Certificateholders holding not less than 51% of the Certificate Interest, with, prior to the Class A Termination Date, the consent of the Controlling Party (the "Instructing Party") shall have the exclusive right to direct the actions of the Owner Trustee in the management of the Trust, so long as such instructions are not inconsistent with the express terms set forth herein or in any Basic Document or with instructions of the Class A Noteholders acting pursuant to the Basic Documents. The Instructing Party shall not instruct the Owner Trustee in a manner inconsistent with this Agreement or the Basic Documents.

                  (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

                  (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Instructing Party received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, the Class A Insurer and the Backup Insurer, and shall have no liability to any Person for such action or inaction absent gross negligence or willful misconduct.

                  (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten
(10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, the Class A Insurer and the Backup Insurer, and shall have no liability to any Person for such action or inaction, absent gross negligence or willful misconduct.

      SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions.

            The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Property, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any filing for the Trust with the Securities and Exchange Commission or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Trust Property that result from actions by, or claims against, the Owner Trustee (solely in its individual capacity) and that are not related to the ownership or the administration of the Trust Property.

      SECTION 6.5. No Action Except under Specified Documents or Instructions.

            The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Property except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and
(iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

      SECTION 6.6. Restrictions.

            The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                  ARTICLE VII

                          Concerning the Owner Trustee

      SECTION 7.1. Acceptance of Trusts and Duties.

            The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement and the Basic Documents. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Property upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable in its individual capacity hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 6.4 hereof, (iv) for any investments issued by the Owner Trustee or any branch or affiliate thereof in its commercial capacity or (v) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee, and every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Owner Trustee shall be subject to this Section. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (a) the Owner Trustee shall not be liable for any error of judgment made by a Responsible Officer of the Owner Trustee or for any information contained in the Private Placement Memorandum;

                  (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the instructions of the Instructing Party, the Servicer, the Backup Servicer or any Certificateholder in accordance with the terms of this Agreement and the Basic Documents;

                  (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any liability (financial or otherwise) in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                  (d) under no circumstances shall the Owner Trustee be liable for indebtedness of the Trust evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Class A Notes;

                  (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Seller or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Property or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to the Indenture Trustee, the Trust Collateral Agent, the Class A Insurer, the Backup Insurer, any Class A Noteholder or to any Certificateholder, other than as expressly provided for herein and in the Basic Documents;

                  (f) the Owner Trustee shall not be liable for the default or misconduct of the Seller, the Indenture Trustee, the Trust Collateral Agent, the Class A Insurer, the Backup Insurer, the Servicer or the Backup Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations under this Agreement or the Basic Documents that are required to be performed by the Seller under this Agreement, by the Indenture Trustee under the Indenture or the Trust Collateral Agent or the Servicer or the Backup Servicer under the Sale and Servicing Agreement; and

                  (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of the Instructing Party or any of the Certificateholders, unless such Instructing Party or Certificateholders have offered to the Owner Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence, bad faith or willful misconduct in the performance of any such act.

      SECTION 7.2. Furnishing of Documents.

            The Owner Trustee shall furnish to the Certificateholders, the Class A Insurer, the Backup Insurer and the Rating Agencies promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

      SECTION 7.3. Representations and Warranties.

            The Owner Trustee hereby represents and warrants to the Seller, the Class A Insurer (which has relied on such representations and warranties in issuing the Class A Note Policy), the Backup Insurer (which has relied on such representations and warranties in issuing the Backup Insurance Policy) and the Securityholders, that:

                  (a) It is a national banking association, duly organized and validly existing in good standing under the laws of the United States of America. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                  (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                  (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

      SECTION 7.4. Reliance; Advice of Counsel.

                  (a) In the absence of bad faith, willful misconduct or gross negligence, the Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and to be signed by the proper party or parties; however, the Owner Trustee shall examine the same to determine whether or not they conform on their face to the Trust Agreement. The Owner Trustee may accept a certified copy of a resolution of the board of directors of the Seller or other governing body of any corporate party or other entity as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

                  (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care and are acceptable to the Controlling Party (provided that any person to whom duties and obligations of the Owner Trustee are delegated pursuant to and in accordance with the Basic Documents shall be deemed to be acceptable to the Controlling Party), and (ii) may consult with counsel, accountants and other skilled persons acceptable to the Controlling Party that are selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons and according to such opinion not contrary to this Agreement or any Basic Document.

      SECTION 7.5. Not Acting in Individual Capacity.

            Except as provided in this Article VII, in accepting the trusts hereby created, Wachovia Bank of Delaware, National Association acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Trust Property for payment or satisfaction thereof.

      SECTION 7.6. Owner Trustee Not Liable for Certificates or Contracts.

            The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Seller and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Class A Notes, or of any Dealer Loan, Contract or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Dealer Loan or Contract, or the perfection and priority of any security interest created by any Dealer Loan or Contract in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Property or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Class A Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Dealer Loan or Contract on any computer or other record thereof; the validity of the assignment of any Dealer Loan or Contract to the Trust or of any intervening assignment; the completeness of any Dealer Loan or Contract; the performance or enforcement of any Dealer Loan or Contract; the compliance by the Seller, the Servicer or any other Person with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Trust Collateral Agent or the Servicer, the Backup Servicer or any sub-servicer taken in the name of the Owner Trustee.

      SECTION 7.7. Owner Trustee May Own Certificates and Notes.

            The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Class A Notes and may deal with the Seller, the Trust Collateral Agent and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

      SECTION 7.8. Payments from Trust Property.

            All payments to be made by the Owner Trustee on behalf of the Trust under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party shall be made only from the corpus, income and proceeds of the Trust Property and only to the extent that the Owner Trustee shall have received corpus, income or proceeds from the Trust Property to make such payments in accordance with the terms hereof. Wachovia Bank of Delaware, National Association, or any successor thereto, in its individual capacity, shall not be liable for any amounts payable under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party.

      SECTION 7.9. Doing Business in Other Jurisdictions.

            Notwithstanding anything contained herein to the contrary, neither Wachovia Bank of Delaware, National Association nor any successor thereto, nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 10.5 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wachovia Bank of Delaware, National Association (or any successor thereto); or (iii) subject Wachovia Bank of Delaware, National Association (or any successor thereto) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wachovia Bank of Delaware, National Association (or any successor thereto) or the Owner Trustee, as the case may be, contemplated hereby.

                                  ARTICLE VIII

                          Compensation of Owner Trustee

      SECTION 8.1. Owner Trustee's Fees and Expenses.

            The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between Credit Acceptance and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed therefor by the Issuer as set forth in Section 5.08(a) of the Sale and Servicing Agreement.

      SECTION 8.2. Indemnification.

            Credit Acceptance shall be liable as primary obligor for, and shall indemnify Wachovia Bank of Delaware, National Association, individually and as Owner Trustee and its officers, directors, successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Trust Property, the administration of the Trust Property or the action or inaction of the Owner Trustee hereunder, within thirty (30) days of a demand by the Owner Trustee, upon receipt by the Owner Trustee of an invoice or other demand for payment, except only that Credit Acceptance shall not be liable for or required to indemnify the Owner Trustee from and against: (i) Expenses arising or resulting from the gross negligence, willful misconduct or bad faith of the Owner Trustee or (ii) any Expenses which would constitute recourse for uncollectible Dealer Loans. Credit Acceptance shall advance to each Indemnified Party expenses incurred in defending any claim, demand, action, suit or proceeding, provided that such Indemnified Party shall be obligated to repay such amount if a court of competent jurisdiction determines that such Indemnified Party was not entitled to indemnification hereunder. The indemnities contained in this Section and the rights of the Owner Trustee under Section 8.1 shall be joint and several with the indemnification obligations of the Trust pursuant to Section 6.05 of the Sale and Servicing Agreement and shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of Credit Acceptance which approval shall not be unreasonably withheld.

      SECTION 8.3. Payments to the Owner Trustee.

            Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Trust Property immediately after such payment.

      SECTION 8.4. Non-Recourse Obligations.

            Notwithstanding anything in this Agreement or any Basic Document, the Owner Trustee agrees that all obligations of the Trust individually or as Owner Trustee for the Trust shall be recourse to the Trust Property only, shall be paid in accordance with the priorities set forth in Section 5.08 of the Sale and Servicing Agreement and specifically shall not be recourse to the assets of any Holder. Wachovia Bank of Delaware, National Association agrees not to seek recourse against any Holder with respect to any obligations of the Trust owed to it.

                                   ARTICLE IX

                         Termination of Trust Agreement

      SECTION 9.1. Termination of Trust Agreement.

                  (a) This Agreement shall terminate and the Trust shall dissolve upon the latest of: (i) the maturity, payment in full or other liquidation of the last Dealer Loan (including the purchase by the Servicer or the Seller at its option of the corpus of the Trust as described in Section
10.01 of the Sale and Servicing Agreement) and the subsequent distribution of amounts in respect of such Dealer Loans as provided in the Basic Documents and the satisfaction and discharge of the Indenture and the termination of the Sale and Servicing Agreement; or (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement and the payment to each of the Class A Noteholders, the Class A Insurer and the Backup Insurer of all amounts payable to it under the Basic Documents; provided, however, that the rights to indemnification under Section 8.2 and the rights of the Owner Trustee under Section 8.1, and the terms of Section 11.7 hereof shall survive the termination of the Trust and that the winding up of the Trust shall be conducted in accordance with Section 3808(e) of the Statutory Trust Act, and the Owner Trustee shall be entitled to rely without investigation upon the certificates of: (i) the Indenture Trustee pursuant to Section 4.1 of the Indenture; (ii) the Servicer pursuant to Section 7.06 of the Sale and Servicing Agreement; (iii) the Class A Insurer pursuant to Section 4.03 of the Insurance Agreement as to the absence of liabilities; and (iv) the Backup Insurer pursuant to Section 4.03 of the Insurance Agreement as to the absence of liabilities. The Seller shall promptly notify the Owner Trustee, the Class A Insurer and the Backup Insurer in writing of any prospective termination pursuant to this
Section 9.1. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Property nor
(z) otherwise affect the rights, obligations and liabilities of the parties hereto.

                  (b) Except as provided in clause (a), neither the Seller nor any Certificateholder shall be entitled to revoke or terminate the Trust.

                  (c) Notice of any termination of the Trust, specifying the Distribution Date upon which the Certificateholders shall surrender their Certificates to the Trust Collateral Agent, as paying agent who shall then surrender such Certificates to the Owner Trustee for cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five Business Days of receipt of notice of such termination from the Seller or Servicer, as the case may be, given pursuant to Section 10.01(b) of the Sale and Servicing Agreement, stating (i) the Distribution Date upon or with respect to which final distributions on the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Trust Collateral Agent therein designated, (ii) the amount of any such final distribution, and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Owner Trustee therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee), the Class A Insurer, the Backup Insurer and the Trust Collateral Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates to the Owner Trustee, the Trust Collateral Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.08 of the Sale and Servicing Agreement.

            In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after two years shall be distributed, subject to applicable escheat laws, by the Owner Trustee or the Trust Collateral Agent upon the written direction of the Seller to the Seller and Holders shall look solely to the Seller for payment.

                  (d) Any funds remaining in the Trust after funds for final distribution have been distributed or set aside for distribution and reasonable provision has been made for known claims and obligations of the Trust shall be distributed by the Owner Trustee to the Seller.

                  (e) Upon dissolution and the winding up of the Trust pursuant to Section 9.1(a), the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Act.

                                   ARTICLE X

             Successor Owner Trustees and Additional Owner Trustees

      SECTION 10.1. Eligibility Requirements for Owner Trustee.

            The Owner Trustee shall at all times be a corporation or other institution: (i) satisfying the provisions of Section 3807(a) of the Statutory Trust Act; (ii) authorized to exercise corporate trust powers; (iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; provided however, the net worth of the parent organization of such corporation shall be included in the determination of the combined capital and surplus of such corporation; and (iv) prior to the Class A Termination Date, acceptable to the Controlling Party in its sole discretion. If such corporation or other institution shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation or other institution shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

      SECTION 10.2. Resignation or Removal of Owner Trustee.

            The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Seller, the Class A Insurer, the Backup Insurer and the Servicer. Upon receiving such notice of resignation, the Seller shall promptly appoint a successor Owner Trustee acceptable to the Controlling Party and satisfying the qualifications of Section
10.1 hereof by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee; provided that the Seller shall have received written confirmation from the Rating Agencies that the proposed appointment will not result in an increased capital charge to either Insurer by the Rating Agencies. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or, prior to the Class A Termination Date, the Controlling Party may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee acceptable to the Controlling Party and satisfying the qualifications of Section 10.1 hereof.

            If at any time, the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Seller with the prior written consent of the Controlling Party or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, prior to the Class A Termination Date, the Controlling Party or the Seller with, prior to the Class A Termination Date, the consent of the Controlling Party may remove the Owner Trustee. If the Seller or the Controlling Party shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Seller shall, or the Controlling Party may, promptly appoint a successor Owner Trustee acceptable to the Controlling Party, and satisfying the qualifications set forth in Section
10.1 hereto by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed, one copy to the Class A Insurer, one copy to the successor Owner Trustee and one copy to the Backup Insurer and payment of all fees owed to the outgoing Owner Trustee; provided, that the Seller shall have received written confirmation from the Rating Agencies that the proposed appointment will not result in an increased capital charge to either the Class A Insurer or the Backup Insurer by the Rating Agencies.

            Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Seller shall provide notice of such resignation or removal of the Owner Trustee to the Rating Agencies and the Trust Collateral Agent.

      SECTION 10.3. Successor Owner Trustee.

            Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Seller, the Class A Insurer, the Backup Insurer, the Servicer and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Seller and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

            No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

            Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Servicer shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Indenture Trustee, the Class A Insurer, the Backup Insurer, the Class A Noteholders and the Rating Agencies. If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Any successor Owner Trustee appointed pursuant to this Section 10.3 shall promptly file an amendment to the Certificate of Trust with the Secretary of State of Delaware, identifying the name and address of such successor Owner Trustee in the State of Delaware.

      SECTION 10.4. Merger or Consolidation of Owner Trustee.

            Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided, however, such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Class A Insurer, the Backup Insurer and the Rating Agencies.

      SECTION 10.5. Appointment of Co-Trustee or Separate Trustee.

            Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property or any Financed Vehicle may at the time be located, the Servicer and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and the Controlling Party to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Property, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Servicer and the Owner Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee shall, with the consent of the Controlling Party, have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to
Section 10.3.

            Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                        (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                        (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                        (iii) the Seller and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

            Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Servicer and a copy to the Class A Insurer and the Backup Insurer.

            Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI

                                  Miscellaneous

      SECTION 11.1. Supplements and Amendments.

                  (a) This Agreement may be amended by the Seller and the Owner Trustee, with (x) prior to the Class A Termination Date, the prior written consent of the Controlling Party and (y) prior written notice to the Rating Agencies, without the consent of any of the Class A Noteholders or the Certificateholders: (i) to cure any ambiguity or defect; (ii) to correct, supplement or modify any provisions in this Agreement; or (iii) to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel which may be based upon a certificate of the Seller, adversely affect in any material respect the interests of any Class A Noteholder.

                  (b) This Agreement may also be amended from time to time by the Seller and the Owner Trustee, with (x) prior written notice to the Rating Agencies and (y) prior to the Class A Termination Date, the written consent of the Controlling Party and thereafter, the consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement other than under (a) above; provided, however, that, subject to the express rights of the Controlling Party under the Basic Documents no such amendment shall: (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Dealer Loans or distributions that shall be required to be made for the benefit of the Class A Noteholders; or (b) reduce the percentage of the Outstanding Amount of the Class A Notes required to consent to any such amendment, without the consent of the Holders of all the outstanding Class A Notes. Notwithstanding anything herein to the contrary, the Backup Insurer must consent to any amendments to this Agreement which have an adverse effect on the Backup Insurer.

            Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Class A Insurer, the Backup Insurer, the Indenture Trustee and the Rating Agencies.

            It shall not be necessary for the consent of the Class A Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents shall be subject to such reasonable requirements as the Owner Trustee may prescribe. Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

            Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee, the Indenture Trustee, the Class A Insurer and the Backup Insurer shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement, that all conditions precedent to the execution and delivery of such amendment have been satisfied and that any such amendment would not result in the Trust becoming taxable as a corporation for federal income tax purposes. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

      SECTION 11.2. Limitations on Rights of Others.

            Except for Section 2.7, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Seller, the Certificateholders, the Servicer, the Class A Insurer, the Backup Insurer, the Backup Servicer and, to the extent expressly provided herein, the Indenture Trustee, the Trust Collateral Agent and the Class A Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

      SECTION 11.3. Notices.

                  (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt personally delivered, delivered by overnight courier or mailed first class mail or certified mail, in each case return receipt requested, and shall be deemed to have been duly given upon receipt, if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Seller, addressed to Credit Acceptance Funding LLC 2004-1, Silver Triangle Building, 25505 West Twelve Mile Road, Southfield, Michigan, 48034-8339, Attention: Wendy Rummler; phone number:
(248) 353-2700 (ext. 217); fax number: (866) 249-3138; if to the Class A
Insurer, addressed to Radian Asset Assurance Inc., 335 Madison Avenue, New York, New York 10017-4605, Attention: Chief Risk Officer, Chief Legal Officer, "Urgent Material Enclosed"; if to the Backup Insurer, addressed to XL Capital Assurance Inc., 1221 Avenue of the Americas, 31st Floor, New York, New York, 10020-1001,
Attention: Surveillance, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party; if to the Indenture Trustee, the Trust Collateral Agent, the Servicer, the Backup Servicer or the Rating Agency, addressed to each respective entity as set forth in the notice provisions of the Basic Documents.

                  (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the

Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

      SECTION 11.4. Severability.

            Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 11.5. Separate Counterparts.

            This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION 11.6. Assignments; Class A Insurer, Backup Insurer.

            This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Class A Insurer, the Backup Insurer (in each case, to the extent set forth herein) and their respective successors and permitted assigns. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement which confer rights upon the Class A Insurer or the Backup Insurer, as the case may be, shall be for the benefit of and run directly to the Class A Insurer or the Backup Insurer, as the case may be, and the Class A Insurer or the Backup Insurer, as the case may be, shall be entitled to rely on and enforce such covenants, subject, however, to the limitations on such rights provided in this Agreement and the Basic Documents. The Class A Insurer and the Backup Insurer may each disclaim any of its respective rights and powers under this Agreement (but not its duties and obligations under the Class A Note Insurance Policy or the Backup Insurance Policy, as the case may be), upon delivery of a written notice to the Owner Trustee.

      SECTION 11.7. No Petition.

            The Owner Trustee (in its individual capacity and as Owner Trustee), by entering into this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Class A Noteholder by accepting the benefits of this Agreement, hereby covenants and agrees that they will not at any time institute against the Seller or the Trust, or join in any institution against the Seller or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Class A Notes, this Agreement or any of the Basic Documents.

      SECTION 11.8. No Recourse.

            Each Certificateholder, by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Seller, the Servicer, the Backup Servicer, the Owner Trustee, the Indenture Trustee, the Class A Insurer, the Backup Insurer or the Trust Collateral Agent or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the Basic Documents.

      SECTION 11.9. Headings.

            The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

      SECTION 11.10. GOVERNING LAW.

            THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 11.11. Servicer.

            The Servicer is authorized to prepare, or cause to be prepared, execute and deliver on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust or Owner Trustee to prepare, file or deliver pursuant to the Basic Documents. Upon written request, the Owner Trustee shall execute and deliver to the Servicer a limited power of attorney appointing the Servicer the Trust's agent and attorney-in-fact to prepare, or cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions.

      SECTION 11.12. Controlling Party.

            So long as any Class A Note is outstanding, the Controlling Party shall have the power to exercise the voting rights granted to the Class A Noteholders, except as set forth in Section 11.1 hereof; provided, however, that during the continuance of a Class A Insurer Default, all voting, consent or control rights of the Class A Insurer shall be suspended and the Backup Insurer shall be the Controlling Party. Upon the cure of a Class A Insurer Default, such voting, consent and control rights shall be reinstated. If the Backup Insurer is the Controlling Party, during the continuance of a Backup Insurer Default, any voting, consent or control rights granted to the Backup Insurer shall be suspended. Upon the cure of any such Backup Insurer Default, the Backup Insurer's voting, consent and control rights shall be reinstated.

            IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                             WACHOVIA BANK OF DELAWARE,
                                             NATIONAL ASSOCIATION, not in
                                             its individual capacity but
                                             solely as Owner Trustee

                                             By: _______________________________
                                                 Name:
                                                 Title:

                                             CREDIT ACCEPTANCE FUNDING LLC
                                             2004-1, as Seller

                                             By: _______________________________
                                                 Name:
                                                 Title:

                        [Trust Agreement Signature Page ]

                                                                       EXHIBIT A

                               FORM OF CERTIFICATE

                   SEE ATTACHED PAGES FOR CERTAIN DEFINITIONS

            THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENTS TO THE CLASS A NOTES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

            THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (3) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUBJECT TO THE RECEIPT BY THE OWNER TRUSTEE OF A CERTIFICATION OF THE TRANSFEREE AND AN OPINION OF COUNSEL (SATISFACTORY TO THE ISSUER OR THE OWNER TRUSTEE AND, PRIOR TO THE CLASS A TERMINATION DATE, THE CONTROLLING PARTY) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

            NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A REPRESENTATION LETTER IN SUBSTANTIALLY THE FORM REQUIRED BY THE AGREEMENT REFERRED TO BELOW FROM THE TRANSFEREE OF THIS CERTIFICATE OR SUCH OTHER REPRESENTATIONS (OR AN OPINION OF COUNSEL) AS MAY BE APPROVED BY THE SELLER AND THE CLASS A INSURER, TO THE EFFECT THAT SUCH A TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION FROM THE SECURITIES ACT, INCLUDING RULE 144A THEREUNDER, AND APPLICABLE STATE SECURITIES LAWS AND SUCH TRANSFEREE WILL NOT ACQUIRE THIS CERTIFICATE WITH THE ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") (WHICH IS SUBJECT TO TITLE I OF ERISA) OR ANY "PLAN" AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NUMBER                                                  Percentage Interest 100%
R-1

                       SEE REVERSE FOR CERTAIN DEFINITIONS

            AMOUNTS IN RESPECT OF THIS CERTIFICATE ARE DISTRIBUTABLE AS SET FORTH IN THE TRUST AGREEMENT.

                            ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in the property of the Trust, as defined below, the property of which includes a pool of dealer loans secured by retail installment sales contracts secured by new or used automobiles, light duty trucks, minivans or sport utility vehicles and sold to the Trust by Credit Acceptance Funding LLC 2004-1.

(THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT ACCEPTANCE FUNDING LLC 2004-1 OR ANY OF ITS AFFILIATES, EXCEPT TO THE EXTENT DESCRIBED BELOW.)

            THIS CERTIFIES THAT Credit Acceptance Funding LLC 2004-1 is the registered owner of the Percentage Interest set forth above of the beneficial ownership interest in certain distributions of Credit Acceptance Auto Dealer Loan Trust 2004-1 (the "Trust") formed by Credit Acceptance Funding LLC 2004-1, a Delaware special purpose limited liability company (the "Seller"). The Certificates do not accrue interest.

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Trust Agreement.

                                             WACHOVIA BANK OF DELAWARE,
                                             NATIONAL ASSOCIATION,
                                             not in its individual capacity but
                                             solely as Owner Trustee

                                             by: _______________________________
                                                 Authenticating Agent

            The Trust was created pursuant to a Certificate of Trust and an Interim Trust Agreement dated August 11, 2004 (the "Trust Agreement"), between the Seller and Wachovia Bank of Delaware, National Association, as owner trustee, in its capacity as trustee, and not in its individual capacity (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

            This Certificate is one of the duly authorized Certificates designated as "Asset Backed Certificates" (herein called the "Certificates"). In addition to the Certificates, there were also issued, under the Indenture dated as of August 25, 2004, between the Trust and JPMorgan Chase Bank, as Indenture Trustee, one class of Notes designated as "2.53% Class A Asset Backed Notes" (the "Class A Notes" or the "Notes"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes a pool of dealer loans secured by retail installment sale contracts (which are secured by new and used automobiles, light duty trucks, minivans or sport utility vehicles) (the "Dealer Loans"), all monies due thereunder after the applicable Cut-off Date, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement, all right, title and interest of the Seller in and to the Contribution Agreement dated as of August 25, 2004 between the Originator and the Seller and all proceeds of the foregoing.

            Under the Sale and Servicing Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on September 15, 2004, to the Person in whose name this Certificate is registered at the close of business on the last day of the month preceding such Distribution Date (the "Record Date") such Certificateholder's fractional undivided interest in the amount to be distributed, if any, to Certificateholders on such Distribution Date.

            The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Class A Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

            It is the intent of the Seller, the Servicer, and the Certificateholders that, for purposes of federal income taxes, the Trust will be treated as a partnership and the Certificateholders will be treated as partners in that partnership. The Seller and the other Certificateholders by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as partnership interests in the Trust. Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust or the Seller, or join in any institution against the Trust or the Seller of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Class A Notes, the Trust Agreement or any of the Basic Documents.

            Distributions on this Certificate will be made as provided in the Sale and Servicing Agreement by the Trust Collateral Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and the Sale and Servicing Agreement and, notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

            THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                             CREDIT ACCEPTANCE AUTO DEALER LOAN
                                             TRUST 2004-1

                                             By:  WACHOVIA BANK OF DELAWARE,
                                                  NATIONAL ASSOCIATION, not
                                                  in its individual capacity
                                                  but solely as Owner Trustee

                                             By: _______________________________

Dated:

                            (Reverse of Certificate)

            The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, the Backup Servicer, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Dealer Loans, all as more specifically set forth herein and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon written request.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Trust Agreement at any time by the Seller and the Owner Trustee with, prior to the Class A Termination Date, the prior written consent of the Controlling Party, and, in certain circumstances, the consent of the Backup Insurer, and in certain circumstances the consent of the holders of the Class A Notes evidencing not less than 51% of the then-outstanding Class A Note Balance. Any such consent shall be conclusive and binding on such holder and on all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

            As provided in the Trust Agreement and subject to certain limitations set forth therein and set forth on the front of this Certificate, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee; provided, however, that if the Seller is the Holder of this Certificate, this Certificate is non-transferable without the prior written consent of the Controlling Party or the Indenture Trustee, at the direction of the Majority Noteholders, if both a Class A Insurer Default and a Backup Insurer Default have occurred and are continuing: (i) prior to the Class A Termination Date or (ii) if Credit Acceptance is the Servicer. The initial Certificate Registrar appointed under the Trust Agreement is Wachovia Bank of Delaware, National Association.

            The Certificates are issuable only as registered Certificates. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates in authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

            The Owner Trustee, the Class A Insurer, the Backup Insurer, the Certificate Registrar and any agent of the Owner Trustee, the Class A Insurer, the Backup Insurer or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar, the Class A Insurer, the Backup Insurer nor any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement, upon the payment to the Class A Insurer and the Backup Insurer of all amounts required to be paid to it under the Basic Documents, and the disposition of all property held as part of the Trust. The Servicer or the Seller, as the case may be may at its option purchase the corpus of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Dealer Loans and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable, subject to certain restrictions, only as of the last day of any Collection Period as of which the Class A Note Balance is 15% or less of the initial Class A Note Balance, including any such purchase on such Purchase Date.

            The Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e) (1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). In connection with any acquisition or transfer of a Certificate, the Holder thereof shall be required to represent and warrant that it is not a Benefit Plan.

            The recitals contained herein shall be taken as the statements of the Seller or the Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Certificate or of any Contracts or related document.

            Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                                   ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

________________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

__________________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
                                                 ______________________________*

---------------
            * NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT B

                                     FORM OF
                             CERTIFICATE OF TRUST OF
                 CREDIT ACCEPTANCE AUTO DEALER LOAN TRUST 2004-1

            This Certificate of Trust of Credit Acceptance Auto Dealer Loan Trust 2004-1 (the "Trust"), dated as of August 11, 2004, is being duly executed and filed by Wachovia Bank of Delaware, National Association, a national banking association, as trustee (the "Owner Trustee"), to form a statutory trust under the Delaware Statutory Trust Act (12 Del. Code, Section 3801 et seq.).

            1. Name. The name of the statutory trust formed hereby is Credit Acceptance Auto Dealer Loan Trust 2004-1.

            2. Delaware Trustee. The name and business address of the Owner Trustee is:

                  Wachovia Bank of Delaware, National Association
                  One Rodney Square
                  920 King Street, 1st Floor
                  Wilmington, Delaware  19801

            IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                                             WACHOVIA BANK OF DELAWARE,
                                             NATIONAL ASSOCIATION,
                                             not in its individual capacity but
                                             solely as owner trustee of
                                             the Trust.

                                             By: _______________________________
                                                 Name:
                                                 Title: